WisdomTree Trust

WisdomTree Emerging Markets Quality Dividend Growth Fund (DGRE) (the “Fund”)

Supplement dated June 26, 2026 to the Statutory Prospectus (the "Prospectus") and Statement of Additional Information (“SAI”) dated August 1, 2025, as supplemented, for the Fund

The following information supplement should be read in conjunction with the Prospectus and SAI for the Fund.

Effective immediately, the following countries will be added to the list of eligible countries in which the Fund may invest: Colombia, Egypt, Kuwait, Peru, Qatar, and the United Arab Emirates.

Accordingly, effective immediately, the Fund’s Prospectus is revised as described below.

•	The sixth paragraph under the “Additional Information About the Funds’ Investment Strategies” section of the Prospectus is deleted in its entirety and replaced with the following.

Emerging Markets Multifactor Fund. To be eligible for investment by the Fund, a company must be either domiciled, incorporated, listed or have a high level of risk associated with at least one of the following 18 emerging market nations (Brazil, Chile, China, Czech Republic, Hungary, India, Indonesia, Korea, Malaysia, Mexico, the Philippines, Poland, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, and Turkey) (with respect to China, the model may incorporate American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”) and locally listed shares) (with respect to Russia, the Fund will own United States and London listed ADRs and GDRs).

Emerging Markets Quality Dividend Growth Fund. To be eligible for investment by the Fund, a company must be either domiciled, incorporated, listed or have a high level of risk associated with at least one of the following 24 emerging market nations (Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, the Philippines, Peru, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates) (with respect to China, the model may incorporate ADRs or GDRs and locally listed shares) (with respect to Russia, the Fund will own United States and London listed ADRs and GDRs).

The below paragraphs are inserted into the “Specific Investment Strategies and Risks – Non-U.S. Securities” section of the SAI.

Investments in Colombia. The Colombian economy is subject to risks of social unrest, high unemployment, governmental control and heavy regulation of the labor industry. Historically, Colombia has experienced periods of political instability, and certain sectors and regions of Colombia have experienced high unemployment. Any recurrence of these events may cause downturns in the Colombian market and adversely impact investments in the Fund. Heavy regulation of labor and product markets is pervasive in Colombia and may stifle Colombian economic growth or contribute to prolonged periods of recession. Colombia is located in a part of the world that has historically been prone to natural disasters such as earthquakes and volcanoes and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Colombian economy. The Colombian economy is affected by the economies of other Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region, including Colombia’s, are particularly sensitive to fluctuations in commodity prices. These and other factors could have a negative impact on a Fund’s performance.

Investments in Egypt. Investment in securities of Egyptian issuers involves risks not typically associated with investments in securities of issuers in more developed countries. Such heightened risks include, among others, the imposition of capital controls, expropriation and/or nationalization of assets, confiscatory taxation, regional conflict, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil unrest, and social instability as a result of religious, ethnic and/or socioeconomic unrest. Poor living standards, disparities of wealth and limitations on political freedom have contributed to the unstable environment. Although there has been increasing economic liberalization and limited political lateralization in recent years, there is no guarantee that this trend will continue, particularly if there is a political transition. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Issuers in Egypt are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. These factors, among others, make investing in issuers located or operating in Egypt significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the value of the Fund’s shares.

Investments in Kuwait. Investments in Kuwaiti issuers and companies that have commercial or economic exposure to Kuwait involve risks including legal, regulatory, political, currency and economic risks. Kuwait is highly reliant on income from the sale of oil and trade with other countries involved in the sale of oil, and its economy is, therefore, vulnerable to changes in the market for oil and foreign currency values. As global demand for oil fluctuates, Kuwait may be significantly impacted. Furthermore, political instability, including with respect to the Iran war, could adversely affect the Kuwaiti economy as well as companies with exposure to Kuwait.

Investments in Peru. The Peruvian economy is subject to risks of social unrest, high unemployment, governmental control, and heavy regulation of the labor industry. Historically, Peru has experienced periods of political instability and certain sectors and regions of Peru have experienced high unemployment. Any recurrence of these events may cause downturns in the Peruvian market. Heavy regulation of labor and product markets is pervasive in Peru and may stifle Peruvian economic growth or contribute to prolonged periods of recession. The Peruvian economy is affected by the economies of other Central and South American countries, some of which have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports, and many economies in this region, including Peru’s, are particularly sensitive to fluctuations in commodity prices. These and other factors could have a negative impact on a Fund’s performance.

Investments in Qatar. Qatar is highly reliant on income from the sale of oil and natural gas and trade with other countries involved in the sale of oil and natural gas, and its economy is, therefore, vulnerable to changes in foreign currency values and the market for oil and natural gas. As global demand for oil and natural gas fluctuates, Qatar may be significantly impacted. Like most Middle Eastern governments, the federal government of Qatar exercises substantial influence over many aspects of the private sector. Although liberalization in the wider economy is underway, in many areas it has lagged significantly. Governmental actions in the future could have a significant effect on economic conditions in Qatar, which could affect private sector companies and the value of their securities. Qatar’s economy relies heavily on cheap, foreign labor, and changes in the availability of this labor supply could have an adverse effect on the economy. Allegations of human rights abuses against foreign laborers continue to surface and could affect relationships with key trading partners. Finally, political, economic, and social unrest, including with respect to the Iran war, could adversely affect the Qatari economy and could decrease the value of a Fund’s investments.

Investments in United Arab Emirates. The economy of the United Arab Emirates (the “UAE”) is dominated by petroleum exports. A sustained decrease in commodity prices, particularly oil and natural gas, could have a negative impact on all aspects of the UAE economy. The non-oil UAE economy, which is concentrated in Dubai’s service sector, could be affected by declines in tourism, real estate, banking and re-export trade. The UAE and the governments of the individual emirates exercise substantial influence over many aspects of the private sector. Governmental actions could have a significant effect on economic conditions in the UAE. In addition, recent political instability, including with respect to the Iran war, may cause significant disruptions to many industries. These and other factors could have a negative impact on a Fund’s performance.

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The changes described above are not expected to affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

DGRE - 0626